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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 26, 2004


                CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2004, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2004-10, Mortgage Pass-Through Certificates, Series 2004-10).


                                  CWMBS, INC.
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            (Exact name of registrant as specified in its charter)


            Delaware                   333-109248            95-4449516
--------------------------------    ---------------      ---------------------
  (State of Other Jurisdiction        (Commission          (I.R.S. Employer
        of Incorporation)             File Number)        Identification No.)



                          4500 Park Granada
                        Calabasas, California                     91302
                   -------------------------------            --------------
                        (Address of Principal                   (Zip Code)
                          Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------

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

Item 5.   Other Events.
----      ------------

Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2004-10, MORGAN STANLEY & CO. INCORPORATED ("MORGAN STANLEY"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "MORGAN STANLEY Computational Materials") for distribution to its potential investors. Also, in connection with the offering of the Mortgage Pass-Through Certificates, Series 2004-10, COUNTRYWIDE SECURITIES CORPORATION ("CSC") has prepared certain materials (the "CSC Computational Materials") for distribution to its potential investors. Although the Company provided MORGAN STANLEY and CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the MORGAN STANLEY Computational Materials or the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The MORGAN STANLEY Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated May 26, 2004. The CSC Computational Materials, listed as Exhibit 99.2 hereto, are filed on Form SE dated May 26, 2004.


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*  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated April 23, 2004 and the prospectus supplement dated May 25, 2004, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-10.



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

Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

  99.1    MORGAN STANLEY Computational Materials filed on Form SE dated May 26,
          2004

  99.2    CSC Computational Materials filed on Form SE dated May 26, 2004



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

                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWMBS, INC.




                                                By: /s/ Darren Bigby
                                                    --------------------
                                                Darren Bigby
                                                Vice President


Dated:  May 26, 2004



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

                                 Exhibit Index
                                 -------------



Exhibit                                                                   Page
-------                                                                   ----

99.1   MORGAN STANLEY Computational Materials filed on Form SE dated
       May 26, 2004.                                                         6
99.2   CSC Computational Materials filed on Form SE dated May 26, 2004.      7

                                 EXHIBIT 99.1
                                 ------------

  MORGAN STANLEY Computational Materials filed on Form SE dated May 26, 2004.

                                 EXHIBIT 99.2
                                 ------------

       CSC Computational Materials filed on Form SE dated May 26, 2004.



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